SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2001



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)



         New York                   0-25104                 16-0956508
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State or other jurisdiction        Commission              IRS Employer
     of incorporation             File Number           Identification No.


Broadway Atrium, 45 Broadway, Suite 1105
           New York, New York                               10006-6700
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 Address of principal executive offices                      Zip Code


                                 (212) 771-1000
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               Registrant's Telephone Number, Including Area Code


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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Item 5.  Other Events
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On March 5, 2001, T1Xpert.com Corp. ("T1Xpert"), a subsidiary of Continental
Information Systems Corporation (the "Company"), and Investec Ernst & Company ("Investec Ernst") announced that it had entered into the first phase of a project to implement the T1Xpert P&S solution at Investec Ernst. T1Xpert is developing a suite of middle office brokerage products, a software platform for the next generation of real time systems for risk reduction and in preparation for the SEC/SIA mandated shortening of the securities industry settlement cycle from three days to one day (T + 1).

T1Xpert's P&S and Allocation Module incorporates Straight Through Processing and Automated Process Control allowing a brokerage firm to monitor its middle office processes and operational risk in real time, as part of a comprehensive middle office trade balancing and allocation process.

T1Xpert is developing real-time compliance and credit risk tools, utilizing the same base technologies.

Investec Ernst is part of the Investec Group (the "Group"), a leading international specialist-banking group, headquartered in Johannesburg, South Africa. The Group is one of the 20 largest companies listed on the Johannesburg Stock Exchange and ranks among the world's top 300 banks with total assets under management exceeding $74 billion. Over the past 10 years, Investec Group has registered a compound growth rate in fully diluted earnings per share in excess of 30 percent per annum.

Investec Ernst offers fully disclosed and omnibus clearance as well as the execution of stocks, bonds and options to institutional and retail broker dealers, money managers, hedge funds and related financial institutions internationally. The firm provides asset management, investment banking services, international securities research, mutual fund and unit trust advisory services. Investec Ernst's Private Client Group offers a wide range of comprehensive financial services to retail, institutional, and professional clients around the world.

This Current Report on Form 8-K includes "forward-looking statements," within the meaning of the federal securities laws, that involve uncertainties and risks. These include statements regarding events or developments that T1Xpert or the Company expects or anticipates will occur in the future, such as those set forth above. The actual results may differ significantly from those currently anticipated. Among the factors that could cause actual results to differ materially are risk factors described from time to time in the Company's reports filed with the SEC, as well as the inability of T1Xpert to either complete satisfactorily the above-described project or continue its relationship with Investec Ernst. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company undertakes no obligation to update any of the forward-looking statements contained in this statement.

Please refer to the Company's 2000 Annual Report on Form 10-K and its other filings with the SEC for a complete discussion of these and other important factors that could cause actual results to differ materially from those projected by these forward-looking statements.


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONTINENTAL INFORMATION SYSTEMS CORPORATION


Date:  March 5, 2001                 By:    /s/Jonah M. Meer
                                            ------------------------------------
                                     Name:  Jonah M. Meer
                                     Title: Chief Financial Officer



















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